UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2023

Alignment Healthcare, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40295	46-5596242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 W Town and Country Rd. Suite 1600
Orange, California		92868
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 844 310-2247

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ALHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 14, 2023, the Board of Directors (the “Board”) of Alignment Healthcare, Inc. (the “Company”), with input from its Compensation Committee (the “Committee”), approved the grant, effective as of such date, of a target number of performance-based restricted stock units (“PSUs”) under the Company’s 2021 Equity Incentive Plan (the “Plan”) to its executive management team and other key employees (the “Grantees”). The Board issued the PSU awards to establish long-term incentive pay tied to rigorous performance criteria, provide significant award potential for achieving outstanding Company financial and operational results, and enhance the ability of the Company to attract and retain highly talented individuals.

The following is a brief description of the material terms and conditions of the PSUs:

Each Grantee is eligible to vest in a number of PSUs ranging from 0% to 150% of the target number of PSUs granted, based on the aggregate achievement by the Company of certain performance metrics during the performance period beginning on January 1, 2024 and ending on December 31, 2024 (the “Measurement Period”), with threshold, target and maximum goals for each performance metric set by the Board. The achievement of PSUs relative to the approved target awards is based on the following performance metrics and relative weighting:

Performance Metric	Weighting
Health Plan Revenue Growth Percentage(1)	60%
At-Risk Returning Member Medical Benefit Ratio(2)	20%
Adjusted EBITDA, less Capital Expenditures(3)	20%
1.
“Health Plan Revenue Growth Percentage” means the percentage increase in the consolidated premium revenue of the Company’s regulated health plan entities between the fiscal year ended December 31, 2023 and the fiscal year ended December 31, 2024, subject to any adjustments deemed appropriate by the Committee. For the avoidance of doubt, premium revenue does not include (i) capitation revenue or (ii) investment income from securities accounts held by health plan entities. “Capitation revenue” means capitated fees for medical care services provided by the Company under arrangements with third-party payors and from CMS related to the ACO REACH program.
2.
“At-Risk Returning Member Medical Benefit Ratio” means the Medical Benefit Ratio during the Measurement Period for Returning Members, excluding the Medical Benefit Ratio associated with Returning Members under global capitation arrangements. “Medical Benefit Ratio” means total medical expenses for the Measurement Period, excluding depreciation and equity-based compensation, divided by total revenues for the Measurement Period, in each case measured on an incurred basis for dates of service during the Measurement Period, subject to any adjustments deemed appropriate by the Committee. “Returning Member” means a member that was enrolled in any of the Company’s regulated health plans during the 2023 plan year. This metric excludes Medical Benefit Ratio related to the ACO REACH program.
3.
“Adjusted EBITDA” means net loss before interest expense, income taxes, depreciation and amortization expense, reorganization and transaction-related expenses, gains or losses from subleases and equity-based compensation expense for the Measurement Period, subject to any adjustments deemed appropriate by the Committee. “Capital Expenditures” means long-lived tangible assets used to create and distribute the entity's services, as reflected in the Company’s financial statements, incurred during the Measurement Period, including without limitation (a) leasehold improvements, (b) computer equipment, (c) furniture and fixtures and (d) capitalized software.

Following the completion of the Measurement Period, the Committee will certify the Company’s achievement of each of the performance metrics, as a percentage of the target established for each metric (the date of such certification, the “Certification Date”). If any financial metric is attained at a level above the threshold goal but below the target goal, or above the target goal but below the maximum goal, percentage achievement for such metric will be determined on a straight-line basis between the applicable goals. The Committee will then determine, based on the relative weighting of the performance metrics and the percentage achievement of each metric, the aggregated percentage achievement of the performance metrics. Each Grantee will be deemed to have earned the number of PSUs obtained by multiplying his or her target award by the aggregated percentage achievement of the performance metrics.

Fifty percent (50%) of such total number of earned PSUs will become fully vested on the Certification Date, which is expected to occur on or about March 1, 2025, subject to each Grantee’s continued service to the Company through such date. The remaining fifty percent (50%) of such earned PSUs will be subject to an additional time-based vesting component and will become vested as of December 31, 2025, subject to each Grantee’s continued service to the Company through such date. Any PSUs that do not become earned and vested on such dates will be cancelled and forfeited for no consideration.

The threshold, target and maximum awards for the PSUs granted by the Board to the Company’s named executive officers* on September 13, 2023 are as follows:

Officer	Title	Threshold Award (#)	Target Award (#)	Maximum Award (#)
John Kao	Chief Executive Officer	1,088,667	2,177,333	3,266,000
Thomas Freeman	Chief Financial Officer	436,833	873,667	1,310,500
Dawn Maroney	President, Markets	436,833	873,667	1,310,500

* For purposes of this filing, the term “named executive officers” refers to the executive officers who received awards and for whom disclosure was required in our most recent filing with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 that required disclosure pursuant to Item 402(c) of Regulation S-K.

A Grantee may receive less than his or her target award, and in no event may actual shares earned exceed the maximum award. Any PSUs issued under the Plan will be subject to recoupment in accordance with the clawback policy to be adopted by the Company in accordance with Rule 10D-1 under the Securities Exchange Act of 1934 and the listing standards of the Nasdaq Stock Market.

The foregoing description of the terms of the PSU grants does not purport to be complete, and the form of PSU Award Agreement for use in connection with PSU grants is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1*	Form of Performance Share Unit Award Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Management agreement or compensatory plan, contract or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Alignment Healthcare, Inc.

Date:	September 15, 2023	By:	/s/ Christopher Joyce
Christopher Joyce Chief Legal & Administrative Officer